Exhibit 99.2


                         REGISTRATION RIGHTS AGREEMENT


            REGISTRATION  RIGHTS  AGREEMENT  (the  "Agreement"),   dated  as  of
December 10, 1999, by and between LOG ON AMERICA, INC., a Delaware corporation (the "Company"), and Nortel Networks Inc. (the "Holder").

            WHEREAS, pursuant to the Investment Agreement, dated as of the date hereof, between the Company, and the Holder, the Holder has been issued 256,410 shares of the common stock $.01 par value (the "Common Stock") of the Company;

            WHEREAS, the Company has agreed to register the sale of the Common Stock under the Securities Act of 1933, as amended.

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

            Section 1.  Defined Terms; Effectiveness of Registration Rights.

            1.1 Defined Terms. Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Investment Agreement. In addition, the following terms shall have the following meanings:

            "Governmental  Body" means any  federal,  state,  municipal or other
governmental   body,   department,   commission,   board,   bureau,   agency  or
instrumentality, domestic or foreign.

            "Inspectors" has the meaning attributed thereto in Section 5.

            "Other Holders" means all holders of common stock other than Nortel Networks Inc.

            "Other  Securities"  has the meaning  attributed  thereto in Section
3.1.

            "Person" means any individual, corporation, partnership, joint venture, association, trust, unincorporated organization, business or other legal entity.

            "Records" has the meaning attributed thereto in Section 5.

            "Registrable Securities" means: (i) the shares of Common Stock of the Company issued or issuable to the Holder pursuant to the terms of the Investment Agreement and (ii) any securities of the Company distributed with respect to such shares of Common Stock.

            "Registration Expenses" means all expenses incident to the Company's performance of or compliance with the registration and other requirements set forth in this Registration Rights Agreement including, without limitation, the following: (i) the fees, disbursements and expenses of all counsel to the Company and all accountants in connection with the registration statement, any




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preliminary  prospectus or final  prospectus,  any other offering  documents and amendments and supplements thereto and the mailing and delivery of copies thereof to underwriters and dealers; (ii) all expenses in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus, any other offering document and amendments and
supplements   thereto  and  the  mailing  and  delivery  of  copies  thereof  to
underwriters  and  dealers;   (iii)  the  cost  of  printing  or  producing  any
agreement(s) among underwriters, underwriting agreement(s) and blue sky or legal investment memoranda, any selling agreements and any other documents in connection with the offering, sale or delivery of the Registrable Securities to be disposed of; (iv) all expenses in connection with the qualification of the Registrable Securities to be disposed of for offering and sale under state securities laws, including the fees and disbursements of counsel for the underwriters in connection with such qualification and in connection with any blue sky and legal investment surveys; (v) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Registrable Securities to be disposed of; (vi) the cost and charges of any transfer agent or registrar in connection with the registration of exchange or transfer of the Registrable Securities to be disposed of; and (vii) all stock exchange listing fees.

            "Total Number of Includible Securities" has the meaning attributed thereto in Section 3.1(b).

            1.2 Effectiveness of Registration Rights. The registration rights pursuant to Sections 2 and 3 hereof shall become effective upon the date hereof and shall continue so long as any Holder or transferee of a Holder shall hold Registrable Securities.

            1.3 Registration Not Required. Notwithstanding anything herein to the contrary, the Company shall not be obligated to effect any registration pursuant to Section 2.1 or Section 3.1 hereof or to keep effective any registration statement prepared and filed pursuant to Section 2.1 or Section 3.1 hereof, if, in the written opinion of counsel to the Company who shall be reasonably satisfactory to the Holder or Holders intending to participate in such registration and which opinion shall be concurred in by counsel to such Holders, the intended method or methods of disposition of any Registrable Securities by such Holders may be effected without registration under the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder (the "Securities Act") and without restriction as to subsequent trading.

            Section 2.  Registration on Request.

            2.1 Notice. Upon written notice from the Holder requesting that the Company effect the registration under the Securities Act of all or a portion of the Registrable Securities beneficially owned by it, which notice shall specify the intended method or methods of disposition of such Registrable Securities, the Company shall use its best efforts to effect the registration as promptly as practicable and without restriction as to subsequent trading, under the Securities Act, of such Registrable Securities for disposition stated in the request for registration received from the Holder : The Company shall be obligated to register the Registrable Securities pursuant to this


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Section 2.1 on two (2) occasions  only with respect to notices  delivered by the
Holder to the Company requesting such registration.


            2.2 Registration Expenses. The Company shall pay or cause to be paid all Registration Expenses in connection with the exercise of registration rights pursuant to this Section 2; provided however the Holder shall bear or pay its pro rata share of underwriting discounts and commissions based on the number of Registered Securities sold by the Holder.

            Section 3.  Piggyback Registration.

            3.1 Notice and Registration. If the Company proposes to register any of its voting securities ("Other Securities") for public sale under the Securities Act, on a form and in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will give prompt written notice to the Holder of its intention to do so, and upon the written request of the Holder, delivered to the Company within 10 business days after the giving of any such notice (which request shall specify the Registrable Securities intended to be disposed of by the Holder, and the intended method of disposition thereof), the Company will use its best efforts to effect, in connection with the registration of the Other Securities, the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holder, to the extent required to permit the disposition (in accordance with the intended method or methods thereof as aforesaid) of the Registrable Securities so to be registered, provided that:

                  (a) if, at any time after  giving such  written  notice of its intention  to  register  any  Other  Securities  and  prior  to  the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register the Other Securities, the Company may, at its election, give written notice of such determination to the Holder, and thereupon the Company shall be relieved of its obligations to register such Registrable Securities in connection with the registration of such Other Securities (but not from its obligation to pay Registration Expenses to the extent incurred in connection therewith as provided in Section 3.2), without prejudice, however, to the rights, if any, of the Holder immediately to request that such registration be effected as a registration under Section 2;

                  (b) the Company will not be required to effect any registration of Registrable Securities under this Section 3 if, and to the extent that, the underwriters (or any managing underwriter) shall advise the Company in writing that, in their reasonable opinion, inclusion of such number of shares of Registrable Securities will adversely affect the price or distribution of the securities to be offered solely for the


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



            account of the Company. Such advice shall include a statement as to the underwriters' (or any managing underwriter's) opinion as to the number of shares which may be included without adversely affecting the price or distribution of the securities solely for the account of the Company (such total number of shares which such advice states may be so included being the "Total Number of Includible Securities"). The Company shall promptly furnish each Holder with a copy of such written advice, and in such event the number of shares as to which the underwriter believes may be sold shall first be allocated to the Company and the remaining number of shares shall then be allocated to the Holder.

                  (c) The Company shall not be required to effect any registration of Registrable Securities under this Section 3 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, dividend reinvestment plans or stock option or other employee benefit plans.

No registration of Registrable Securities effected under this Section 3 shall relieve the Company of its obligation, if any, to effect the registration of Registrable Securities pursuant to Section 2.

            3.2 Registration Expenses. The Company will pay all Registration Expenses in connection with any registration pursuant to this Section 3; provided that with respect to any such registration, the Holder shall bear any transfer taxes applicable to its Registrable Securities registered thereunder, its pro rata share of all underwriting fees, commissions, discounts or other compensation in respect of such Registrable Securities; and provided, further, that in no event shall the Holder be required to pay any internal costs of the Company.

            Section 4.  Registration Procedures.

            4.1 Registration and Qualification.

            (a) If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2 and 3, the Company will promptly as is practicable:

                  (i) prepare,  file and use its best efforts to cause to become
            effective  a  registration   statement   under  the  Securities  Act
            regarding the Registrable Securities to be offered;


                  (ii) prepare and file with the Commission  such amendments and supplements to such registration statement and the prospectus


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



            used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Holder, as set forth in such registration statement;

                  (iii) furnish to the Holder and to any underwriter of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in the case of the Holder or any managing underwriter, including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) or filed under the Securities Act, in conformity with the requirements of the Securities Act, such documents as may be incorporated by reference in such registration statement, or prospectus, and such other documents, as the Holder or such underwriter may reasonably request;

                  (iv) use its best efforts to register or qualify all Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Holder or any underwriter of such Registrable Securities shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable the Holder or any underwriter to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

                  (v) in the case of any underwritten  offering,  furnish to the
            Holder and the underwriters, addressed to them, (A) an opinion of counsel for the Company, dated the date of the closing under the underwriting agreement relating to any underwritten offering, in form and substance satisfactory to the Holder, to the effect that
            (a) a registration statement covering the Registrable Securities has been filed with the Commission under the Securities Act and has been made effective by order of the Commission, (b) such registration statement and the prospectus contained therein comply in all material respects with the requirements of the Securities Act, and nothing has come to said counsel's attention which would cause it to believe that


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



            either such registration statement or the prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading, (c) a prospectus meeting the requirements of the Securities Act is available for delivery, (d) no stop order has been issued by the Commission suspending the effectiveness of such registration statement and, to the best of counsel's knowledge, no proceedings for the issuance of such a stop order are threatened or contemplated, and (e) there has been compliance with the applicable provisions of the securities or blue sky laws of each jurisdiction in which the Company shall be required pursuant to clause (iv) of this sentence to register or qualify such Registrable Securities, assuming the accuracy and completeness of the information furnished to such counsel with respect to each filing relating to such laws, and (B) a comfort letter signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, with respect to events subsequent to the date of such financial statement, as are customarily covered in accountants' letters, delivered to underwriters in underwritten public offerings of securities and such other matters as the Holders may reasonably request;

                  (vi) at the  expense  of the  Holder,  give  the  Holder,  any underwriter(s), and one counsel or firm of counsel and one accountant or firm of accountants representing the Holder the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto; and

                  (vii) immediately notify the Holder at any time when a prospectus relating to a registration pursuant to Section 2 or 3 is or was required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes or included an untrue statement of a material fact or omits or omitted to state any material fact required to be stated therein or necessary, in the light of the circumstances then existing, to make the statements therein not misleading, and at the request of the Holder prepare and furnish to the Holder a reasonable number of copies of a supplement of or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material


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            fact or omit to state a material fact required to be stated  therein or necessary, in light of the circumstances then existing, to make the statements therein not misleading; and

                  (viii) use reasonable efforts to do any and all other acts the
            Holder may reasonably request and which are customary for a registration of equity securities.

The Company may require the Holder to furnish such information regarding such Holder and the distribution of such securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection with any registration.

            (b) The Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4.1(a)(vi) hereof, the Holder shall use its best efforts to discontinue forthwith disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until the Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4.1(a)(vi) hereof.

            4.2 Underwriting.

            (a) If requested by the managing underwriter for any underwritten offering of Registrable Securities pursuant to a registration requested hereunder, the Company will enter into an underwriting agreement with the underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution to the effect provided in Section 6 hereof and the provision of opinions of counsel and accountants' letters to the effect provided in Section 4.1(a)(v) hereof. Each Holder participating in the registration, as appropriate, shall be a party to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters, shall also be made to and for the benefit of such Holders.

            (b) In the event that any registration pursuant to Section 3 shall involve, in whole or in part, an underwritten offering, the Company may require the Registrable Securities requested to be registered pursuant to Section 3 by any Holder to be included in such underwriting on the same terms and conditions as shall be applicable to the Other Securities being sold through underwriters under such registration. In any such case, the Holder shall be party to any such underwriting agreement. Such agreements shall contain such representations, warranties and covenants by the Holder, as appropriate, and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution to the effect provided in Section 6 hereof. The representations and warranties in such underwriting agreement by, and the other agreements on the part of, the Company to and for the benefit of such underwriters, shall also be made for the benefit of the Holder.


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            Section 5. Preparation: Reasonable Investigation. In connection with
the  preparation  and  filing  of  each   registration   statement   registering
Registrable Securities under the Securities Act, the Company will give the Holder participating in the registration and the underwriters, if any, and their respective counsel and accountants (collectively, the "Inspectors"), such reasonable and customary access to its books and records (collectively, the "Records") and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of the Holder and
such  underwriters  or  their  respective   counsel,  to  conduct  a  reasonable
investigation within the meaning of the Securities Act. Records which the Company reasonably determines to be confidential and which it notifies the Inspectors in writing are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary or appropriate to avoid or correct a misstatement or omission in the registration statement, (ii) the portion of the Records to be disclosed has otherwise become publicly known,
(iii) the information in such Records is to be used in connection with any litigation or governmental investigation or hearing relating to any registration statement or (iv) the release of such Records is ordered pursuant to a subpoena or other order. Each Holder agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company.

            Section 6.  Indemnification and Contribution.

                  (a) Indemnification By the Company. The Company agrees to indemnify and hold harmless each Person who participates as an underwriter, the Holder participating in a registration pursuant to this Agreement, each of their respective officers and directors and each Person, if any, who controls any such underwriter or such Holder within the meaning of Section 15 of the Securities Act as follows:

                  (i) against any and all loss, claim, damage and expense whatsoever, as incurred, arising out of or caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement (or any amendment thereto) pursuant to which Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary or final prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss,  liability,  claim,  damage and expense whatsoever, as incurred, to the extent of the aggregate


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            amount paid in settlement of any  litigation,  or  investigation  or proceeding by any Governmental Body commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                  (iii) against any and all expense whatsoever, as incurred (including fees and disbursements of counsel chosen by the Holders or any underwriter), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any Governmental Body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause (i) or (ii) above;

provided, however, that this indemnity agreement does not apply to any loss, liability, claim, damage or expense to the extent arising out of or caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Holder for use in a registration statement (or any amendment thereto) or any prospectus (or any amendment or supplement thereto); and further provided that this indemnity agreement does not apply to any loss, liability, claim, damage or expense arising out of or caused by the Holder's continued circulation, subsequent to the Holder's receipt of the notice described in
Section 4.1(a)(v) hereof, of a prospectus including the untrue statement of a material fact or omission of a material fact as to which such notice was provided.

            (b) Indemnification by the Holder. The Holder agrees with respect to each registration pursuant to this Agreement in which the Holder participates to indemnify and hold harmless the Company and any underwriter, and each of their respective directors and officers (including each officer of the Company who signed the registration statement), and each Person, if any, who controls the Company or any underwriter within the meaning of Section 15 of the Securities Act and the Holder, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 6(a) hereof, as incurred, with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the registration statement (or any amendment thereto) or any preliminary or final prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Holder expressly for use in the registration statement or such prospectus (or any amendment or supplement thereto); provided, however that the Holder shall be liable under this paragraph for only that amount of losses, claims, damages, and liabilities as does not exceed the proceeds to the Holder as a result of the sale of Registerable Securities pursuant to such registration.


            (c)  Promptly  after  receipt  by an  indemnified  party  under this
Section  6  of  notice  of  the  commencement  of  any  action   (including  any
governmental action), such indemnified party


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will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential
differing   interests  between  such  indemnified  party  and  any  other  party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6.

            (d) If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

            (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

            (f) The obligations of the Company and Holders under this Section 6 shall survive the completion of any offering of Registrable Securities by the Holder and otherwise.





            Section 7.  Transferability of Shares.

            (a) The shares of any Common Stock distributed to the Holder pursuant to the Investment Agreement shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Section 7, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each certificate representing Registrable Securities held by the Holder shall (unless otherwise permitted by the provisions of Section 7(b)) be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

            THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT). SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF THE ACT, OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

            (b) The Holder understands that, so long as the legend is required to be imprinted on a certificate representing Registrable Securities, the Company may maintain appropriate "stop transfer" orders with respect to such Registrable Securities on its books and records and with those to whom it may designate registrar and transfer functions.

            (c) The Holder agrees to comply in all respects with the provisions of this Section 7(c). Prior to any proposed sale, assignment, transfer or pledge (a "Transfer"), of any Registrable Securities, unless there is in effect a Registration Statement covering the proposed Transfer, the Holder shall give written notice to the Company of its intention to effect such Transfer and the name of the proposed transferee. Each such notice shall describe the manner and circumstances of the proposed Transfer in sufficient detail, and, if requested by the Company, shall be accompanied, at the Holder's expense, by either (i) an unqualified written opinion of legal counsel who shall be, and whose legal opinion shall be, reasonably satisfactory to the Company addressed to the Company, to the effect that the proposed Transfer of the Registrable Securities may be effected without registration under the Securities Act; provided however that if the proposed Transfer would, in the opinion of such counsel, require that the Company take action and/or execute and file with the Commission and/or deliver to the Holder or any other person any form or document in order to establish the entitlement of the Holder to take advantage of such method of disposition, the Company agrees promptly to take any such action and/or execute and file and/or deliver any such form or document, or (ii) a "no action" letter from the Commission to the effect that the Transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the Holder of such
Registrable Securities shall be entitled to effectuate a Transfer of such Registrable Securities in accordance with the terms of the notice delivered by the Holder to the Company. Notwithstanding the foregoing, it is agreed that the Company will not request an opinion of counsel for the Holder with respect to Transfers made in reliance on Rule 144 under the Act , the existence of which shall be determined in good faith by the Board of Directors of the Company; however, the Holder shall deliver to the Company (i) copies of all forms customarily delivered or deliverable to brokers in connection with a Transfer of securities, and (ii) a certificate of the Holder desiring to
Transfer such Registrable Securities containing such representations and warranties to the Company as are customarily given to brokers in connection with the Transfer of securities.

            (d) Each certificate evidencing the Restricted Securities with respect to which a Transfer as provided in this Section 7 has been effected, shall bear, except if such Transfer is made pursuant to Rule 144 under the Act, the appropriate restrictive legend set forth above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for the Holder and the Company such legend is not required in order to establish compliance with any provision of the Act.

            (e) At any time when the Holder desires to make sales of any Registrable Securities in reliance on Rule 144 promulgated under the Securities Act, the Company covenants and agrees that either there will be available adequate current public information with respect to the Company as required by paragraph (c) of said Rule 144 or the Company will use its best efforts to make such information available without delay if such information is not available. Without limiting the foregoing, the Company will timely file with the Commission all reports required to be filed under Section 13 and 15(d) of the Securities Exchange Act of 1934, as amended, and will promptly furnish to Holder so requesting a written statement that the Company has complied with all such reporting requirements.

            (f) The Holder may assign its rights hereunder in connection with any sale, assignment, transfer or pledge of Registrable Securities provided that such assignee shall have agreed in writing, satisfactory in form and substance to the Company and its counsel, to be bound hereby. From and after any such assignment pursuant to this Section 7, references herein to the Holder shall include such permitted assignee or assignees.

      8.    Rights Which May Be Granted to Subsequent Investors.

            (a) Within the limitations prescribed by this Section 8(a), but not otherwise, the Company may grant to subsequent investors in the Company rights of piggyback registration (such as those provided in Section 3 hereof). Such rights may only pertain to shares of Common Stock, including shares of Common Stock into which any other securities may be converted. Such rights may be granted with respect to (i) registrations actually requested by the Holder pursuant to Section 2 hereof, but only in respect of that portion of any such registration as remains after inclusion of all Registrable Securities requested by Holder and (ii) registrations initiated by the Company, but only in respect of that portion of such registration as is available under the limitations set forth in Section 3.1(b) hereof (which limitations shall apply pro rata to the Holders and all other persons participating in the registration) and such rights shall be limited in all cases to sharing pro rata in the available portion of the registration in question with Holder, such sharing to be based on the number of shares of Common Stock held by the Holder and held by such other investors, plus the number of shares of Common Stock into which other securities held by such other investors are convertible, which are entitled to registration rights. With respect to registrations which are for underwritten public offerings, "available portion" means the portion of the underwritten shares which is available as specified in clauses (i) and (ii) of the third sentence of this Section 8(a). Shares not included in such underwriting shall not be registered.

            (b) The Company may not grant to subsequent investors in the Company rights of registration upon request (such as those provided in Section 2 hereof) unless (i) such rights are limited to shares of Common Stock issued by the Company to such investors or to shares of Common Stock issuable by the Company upon the conversion of other securities issued by the Company to such investors,
(ii) such rights shall not become effective in the period commencing with the effective date and for thirty (30) days after the effective date of the registration pursuant to Section 2 hereof and (iii) such rights shall not be more favorable than those granted to the Holder.

            Section 9.  Miscellaneous.

            9.1 Severability. If any term, provision, covenant, restriction, part or portion of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, or is otherwise legally impossible to perform, the remainder of the terms, provisions, covenants, restrictions, parts and portions of this Agreement shall remain in full force and effect.

            9.2 Specific Enforcement. The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to specific performance of any covenant in this Agreement or an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement, this being in addition to any other remedy to which they may be entitled by law or equity.

            9.3 Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the matters covered hereby and this Agreement may be amended only by an agreement in writing executed by the parties hereto.

            9.4 Counterparts. This Agreement may be executed in by the parties hereto in counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument.

            9.5 Notices. All notices and other communications provided for herein (including, without limitation, any waivers or consents under this Agreement) shall be given or made by telecopy, telegraph, cable or otherwise in writing (each communication given by any of such means to be deemed to be "in writing" for purposes of this Agreement) and telecopied, telegraphed, cabled, mailed or delivered to the intended recipient at the address for notices specified below or, as to any party, at such other address as shall be designated by such party in a notice to the other. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given (i) when delivered to the telegraph or cable office or personally delivered or, (ii) in the case of transmission by telecopy, when telecopied (with confirmation) and mailed (with same day post-mark) certified mail, return receipt requested or (iii) in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

if to the Company:   Log On America, Inc.
                     3 Regency Plaza
                     Providence, Rhode Island 02903
                     Attn: David Paolo, President
                     Fax No.  401- 459-6277

with a copy to:      Silverman, Collura, Chernis & Balzano, P,C.
                     381 Park Avenue South  Suite 1601
                     New York, NY 10016
                     Attn: Peter Silverman
                     Fax No.  212-779-8858

If to Investor to:   Nortel Networks  Inc.
                     GM5991 15 A40
                     2221 Lakeside Blvd.
                     Richardson, TX 75082-4399
                     Attn: Paul D. Day, Vice President Customer Finance
                     Fax No.  972-684-3679

            9.6 Waivers. Each party may waive in whole or in part any benefit or right provided to it under this Agreement. No waiver by any party of any default with respect to any provision, condition, requirement, or of any benefit or right hereof shall be deemed to be a waiver of any other provision, condition, requirement, benefit or right hereof; nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

            9.7 Submission to Jurisdiction . Any action with respect to any claim arising out of or relating to this Agreement including any claim for specific performance arising under Section 9.2 hereof may be brought in the State, City and County of New York, and in furtherance thereof (a) each of the Company and the Holder irrevocably consents and submits to the non-exclusive jurisdiction of the Supreme Court of the State of New York for the County of New York and the United State District Court for the Southern District of New York and (b) each of the Company and the Holder irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and further irrevocably waives the right to object, with respect to such suit, action or proceedings brought in any such court, that such court does not have jurisdiction over such party.

            9.8 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

            9.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company and the Holders, and their successors and legal representatives. No rights to the benefit of any third parties are intended to be created by any provision of this Agreement or any rights hereunder except to the extent contemplated by Section 7 hereof.

            9.10 Governing Law. This Agreement was negotiated and delivered in the State of New York. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such state.

            9.11 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date set forth at the head of this Registration Rights Agreement.

                                    LOG ON AMERICA, INC.



                                    By:  /David Paolo
                                       ----------------------------
                                          Name: David Paolo
                                          Title: President



                                    NORTEL NETWORKS INC.



                                    By:
                                       ----------------------------
                                          Paul D. Day,
                                          VP, Customer Finance